UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

3995 Yerkes Road
Collegeville, Pennsylvania 19426
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 3.02             Unregistered Sales of Equity Securities

On July 7, 2015, the Registrant accepted a conversion notice from KBM Worldwide, Inc. ("KBM ") to partially satisfy a $98,500 Convertible Promissory Note Agreement ("the KBM Note") dated August 6, 2014 with KBM.  An aggregate of 19,500,000 shares were subsequently issued to satisfy $2,925 of the outstanding principal in accordance with the terms of the KBM Note. As of the date of this report the remaining amount currently outstanding on the KBM Note is $70,450.

On July 9, 2015, the Registrant accepted a conversion notice from JMJ Financial, ("JMJ") to partially satisfy a $550,000 Promissory Note ("the JMJ Note") dated July 11, 2012 with JMJ.  19,500,000 shares were subsequently issued to satisfy $2,730 of the outstanding principal and interest in accordance with the terms of the JMJ Note.  As of the date of this report the remaining amount currently outstanding on the JMJ Note, including accrued interest, is now $68,273.

On July 9, 2015, the Registrant accepted a conversion notice from Typenex Co-Investment, LLC ("Typenex") to partially satisfy a $280,000 Convertible Promissory Note Agreement ("the Typenex Note") dated October 1, 2013 with Typenex.  42,300,000 shares were subsequently issued to satisfy $5,922 of the outstanding principal and interest in accordance with the terms of the Typenex Note. As of the date of this report the remaining amount currently outstanding on the Typenex Note, including accrued interest and other fees, is now $84,992.

On July 10, 2015, the Registrant accepted a conversion notice from WHC Capital, LLC ("WHC") to partially satisfy a $55,000 Convertible Promissory Note Agreement ("the WHC Note") dated April 21, 2014, with WHC. 23,741,280 shares were subsequently issued to satisfy $3,324 of the outstanding principal and interest in accordance with the terms of the WHC Note. As of the date of this report the remaining amount currently outstanding on the WHC Note is now $15,154.

On July 10, 2015, the Registrant received two conversion notices from RLS Premiere Financial LLC ("RLS ") to partially satisfy a $125,000 Convertible Promissory Note Agreement ("the RLS Note") dated August 7, 2014 with RLS.  An aggregate of 32,500,000 shares were subsequently authorized to satisfy $5,200 of the outstanding principal in accordance with the terms of the RLS Note. As of the date of this report the remaining amount currently outstanding on the RLS Note is $14,800.

On July 14, 2015, the Registrant accepted a conversion notice from Tangiers Investors LP, ("Tangiers") to partially satisfy a $750,000 Convertible Promissory Note Agreement ("the Note") dated October 2, 2012 with Tangiers. 49,285,714 shares were subsequently issued to satisfy $3,450 of the outstanding principal and interest in accordance with the terms of the Note, as amended on December 5, 2014.  As of the date of this report the remaining amount currently outstanding on the Note, including accrued interest, is now $427,997.

KBM, JMJ, Typenex, WHC, RLS, and Tangiers are each an “accredited investor” as defined under Rule 501 of Regulation D.  The Company believes that these transactions are exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The above described executed Notes are attached hereto and incorporated by reference as Exhibits 10.1 through 10.6.

As of the date of this report the Registrant has 610,604,257 shares of its common stock issued and outstanding and 610,446,147 shares in the public float.

Item 7.01             Regulation FD Disclosure.

The Registrant reports that on July 7, 2015, notification was received from the Heritage Branch of British Columba’s Ministry of Forests, Lands and Natural Resource Operations (the “Branch”) that the Branch was undertaking the completion of the Heritage Impact Assessment (“HIA”) that was initiated in March 2014 on our Fraser River Project near Lytton, British Columbia.  Accordingly, the Company will no longer be required to pay any additional costs for the completion of the HIA report.

The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01             Financial Statements and Exhibits

(c) Exhibits

10.1
Nine Month Convertible Promissory Note with KBM Worldwide, Inc. dated  August 6, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on August 12, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.2
Twelve Month Convertible Promissory Note with JMJ Financial dated  July 11, 2012, as previously filed with the Company’s filing of Form 8-K, SEC file number  000-54213, filed on July 13, 2012, and incorporated by this reference as an exhibit to this Form 8-K

10.3
Thirteen Month Secured Convertible Promissory Note with Typenex Co-Investment, LLC dated  October 1, 2013, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on October 4, 2013, and incorporated by this reference as an exhibit to this Form 8-K

10.4
Twelve Month Convertible Promissory Note with WHC Capital, LLC dated  April 21, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on April 23, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.5
Twelve Month Convertible Promissory Note with RLS Premiere Financial LLC dated  August 7, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on August 12, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.6
Twenty-Four Month Convertible Promissory Note with Tangiers Investors, LP dated  October 2, 2012, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on October 3, 2012, and incorporated by this reference as an exhibit to this Form 8-K

10.7
Master Loan and Security Agreement with Tangiers Investors dated December 5, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on December 12, 2014, and incorporated by this reference as an exhibit to this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: July 15, 2015